Fair Value Allocation of Consideration Transferred to Assets Acquired and Liabilities Assumed (Detail) (Broadview Security, USD $) In Millions, unless otherwise specified	May 14, 2010
Schedule of Business Acquisitions, Purchase Price Allocation [Line Items]
Net current assets	$ 78	[1]
Subscriber system assets	624
Other property and equipment	49
Net non-current liabilities	(459)	[2]
Net assets acquired	1,042
Goodwill	932	[3]
Purchase price	1,974
Deferred tax liabilities, noncurrent	456
Contracts and related customer relationships
Schedule of Business Acquisitions, Purchase Price Allocation [Line Items]
Finite-lived intangibles	738
Other Intangible Assets
Schedule of Business Acquisitions, Purchase Price Allocation [Line Items]
Finite-lived intangibles	$ 12

[1]	As of the acquisition date, the fair value of accounts receivable approximated book value. Included in net current assets is $32 million of accounts receivable. The gross contractual amount receivable was approximately $35 million of which $3 million was not expected to be collected.
[2]	Included in net non-current liabilities is approximately $456 million of deferred tax liabilities.
[3]	The goodwill recognized is primarily related to expected synergies and other benefits that the Company believes will result from combining the operations of BHS with the operations of the Company. All of the goodwill has been allocated. None of the goodwill is expected to be deductible for tax purposes.